SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


FILED  BY  THE  REGISTRANT  [X]
FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT  [  ]

CHECK  THE  APPROPRIATE  BOX:
[  ]    PRELIMINARY  PROXY  STATEMENT
[  ]    CONFIDENTIAL,  FOR  USE  OF  THE  COMMISSION  ONLY (AS PERMITTED BY RULE
14A-6(E)(2))
[X]     DEFINITIVE  PROXY  STATEMENT
[  ]    DEFINITIVE  ADDITIONAL  MATERIALS
[  ]    SOLICITING  MATERIAL  PURSUANT  TO  SECTION  240.14A-11(C)  OR  SECTION
        240.14A-12

HOME  CITY  FINANCIAL  CORPORATION
----------------------------------
(NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

----------------------------------
(NAME  OF  PERSON(S)  FILING  PROXY  STATEMENT  IF  OTHER  THAN  THE REGISTRANT)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):
[X]    NO  FEE  REQUIRED
[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

1)    TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH TRANSACTION APPLIES:

2)    AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

3)    PER  UNIT  PRICE  OR  OTHER  UNDERLYING  VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
IT  WAS  DETERMINED)

4)    PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

5)    TOTAL  FEE  PAID:

[  ]  FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS

[  ]       CHECK  BOX  IF  ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1)    AMOUNT  PREVIOUSLY  PAID:

2)    FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

3)    FILING  PARTY:

4)    DATE  FILED:

                         HOME CITY FINANCIAL CORPORATION
                               63 WEST MAIN STREET
                            SPRINGFIELD, OHIO  45502
                                 (937) 324-5736

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT THE 2001 ANNUAL MEETING OF SHAREHOLDERS OF HOME CITY FINANCIAL CORPORATION ("HCFC") WILL BE HELD AT THE SPRINGFIELD INN, 100 S. FOUNTAIN AVENUE, SPRINGFIELD, OHIO, ON APRIL 25, 2001, AT 3:00 P.M., LOCAL TIME (THE "ANNUAL MEETING"), FOR THE FOLLOWING PURPOSES, ALL OF WHICH ARE MORE COMPLETELY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT:

1.  TO  ELECT  FIVE  DIRECTORS  OF  HCFC  FOR  TERMS  EXPIRING  IN  2002;

2. TO RATIFY THE SELECTION OF DIXON, FRANCIS, DAVIS & COMPANY AS THE AUDITORS OF HCFC FOR THE CURRENT
    FISCAL  YEAR;  AND

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

ONLY SHAREHOLDERS OF HCFC OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 2, 2001, WILL BE ENTITLED TO RECEIVE NOTICE OF AND TO VOTE AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO CONSIDER THE ACCOMPANYING PROXY STATEMENT CAREFULLY AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS





/S/  DOUGLAS  L.  ULERY
----------------------------------
DOUGLAS  L.  ULERY,  PRESIDENT


SPRINGFIELD,  OHIO
MARCH  23,  2001

                         HOME CITY FINANCIAL CORPORATION
                               63 WEST MAIN STREET
                            SPRINGFIELD, OHIO  45502
                                 (937) 324-5736


                                 PROXY STATEMENT

                                     PROXIES

THE ENCLOSED PROXY (THE "PROXY") IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION, AN OHIO CORPORATION ("HCFC"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF HCFC TO BE HELD AT THE SPRINGFIELD INN, 100 S. FOUNTAIN AVENUE, SPRINGFIELD, OHIO, ON APRIL 25, 2001, AT 3:00 P.M., LOCAL TIME (THE "ANNUAL MEETING"). WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, THE PROXY MAY BE REVOKED BY A SHAREHOLDER BY EXECUTION OF A LATER DATED PROXY WHICH IS RECEIVED BY HCFC BEFORE THE PROXY IS EXERCISED OR BY GIVING NOTICE OF REVOCATION TO HCFC IN WRITING OR IN OPEN MEETING BEFORE THE PROXY IS EXERCISED. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, OF ITSELF, REVOKE A PROXY.

EACH  PROPERLY  EXECUTED  PROXY  RECEIVED  PRIOR  TO  THE ANNUAL MEETING AND NOT
REVOKED WILL BE VOTED AS SPECIFIED THEREON OR, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, WILL BE VOTED:

FOR THE ELECTION OF GLENN W. COLLIER, JOHN D. CONROY, JAMES FOREMAN, TERRY A. HOPPES AND DOUGLAS L. ULERY AS DIRECTORS OF HCFC FOR TERMS EXPIRING IN 2002; AND

FOR THE RATIFICATION OF THE SELECTION OF DIXON, FRANCIS, DAVIS & COMPANY ("DFD") AS THE AUDITORS OF HCFC FOR THE CURRENT FISCAL YEAR.

THE COST OF SOLICITING PROXIES WILL BE BORNE BY HCFC. PROXIES MAY BE SOLICITED BY THE DIRECTORS, OFFICERS AND OTHER EMPLOYEES OF HCFC AND HOME CITY FEDERAL SAVINGS BANK OF SPRINGFIELD ("HOME CITY"), THE WHOLLY OWNED SUBSIDIARY OF HCFC, IN PERSON OR BY TELEPHONE, TELECOPY, TELEGRAPH OR MAIL ONLY FOR USE AT THE ANNUAL MEETING. PROXIES SOLICITED IN CONNECTION WITH THE ANNUAL MEETING WILL NOT BE USED FOR ANY OTHER MEETING.

ONLY SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 2, 2001 (THE "VOTING RECORD DATE"), ARE ENTITLED TO VOTE AT THE ANNUAL MEETING. EACH SUCH SHAREHOLDER WILL BE ENTITLED TO CAST ONE VOTE FOR EACH SHARE OWNED. HCFC'S RECORDS DISCLOSE THAT, AS OF THE VOTING RECORD DATE, THERE WERE 814,000 VOTES ENTITLED TO BE CAST AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS FIRST BEING MAILED TO SHAREHOLDERS OF HCFC ON OR ABOUT MARCH 23, 2001.


                                  VOTE REQUIRED

ELECTION  OF  DIRECTORS

UNDER OHIO LAW AND HCFC'S CODE OF REGULATIONS (THE "REGULATIONS"), THE FIVE NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES WILL BE ELECTED AS DIRECTORS. EACH SHAREHOLDER WILL BE ENTITLED TO CAST ONE VOTE FOR EACH SHARE OWNED. SHARES AS TO WHICH THE AUTHORITY TO VOTE IS WITHHELD ARE NOT COUNTED TOWARD THE ELECTION OF DIRECTORS OR TOWARD THE ELECTION OF THE INDIVIDUAL NOMINEES SPECIFIED IN THE ENCLOSED PROXY. IF THE ENCLOSED PROXY IS SIGNED AND DATED BY THE SHAREHOLDER, BUT NO VOTE IS SPECIFIED THEREON, THE SHARES HELD BY SUCH SHAREHOLDER WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES. SHAREHOLDERS MAY NOT CUMULATE VOTES IN THE ELECTION OF DIRECTORS.

RATIFICATION  OF  SELECTION  OF  AUDITORS

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF HCFC REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS NECESSARY TO RATIFY THE SELECTION OF DFD AS THE AUDITORS OF HCFC FOR THE CURRENT FISCAL YEAR. THE EFFECT OF AN ABSTENTION IS THE SAME AS AN "AGAINST" VOTE. IF, HOWEVER, A SHAREHOLDER HAS SIGNED AND DATED A PROXY IN THE FORM OF THE ENCLOSED PROXY, BUT HAS NOT VOTED ON THE RATIFICATION OF THE SELECTION OF DFD BY CHECKING THE APPROPRIATE BLOCK ON THE PROXY, SUCH PERSON'S SHARES WILL BE VOTED FOR THE RATIFICATION OF THE SELECTION OF DFD.


VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION WITH RESPECT TO THE ONLY PERSONS KNOWN TO HCFC TO OWN BENEFICIALLY MORE THAN FIVE PERCENT OF THE OUTSTANDING COMMON SHARES OF HCFC AS OF MARCH 2, 2001:



                                                 AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS                                 BENEFICIAL OWNERSHIP   SHARES OUTSTANDING

FIRST BANKERS TRUST, N.A., TRUSTEE
HOME CITY FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
1201 BROADWAY
QUINCY, IL  62301                                92,771(1)            11.40%

DOUGLAS L. ULERY
63 WEST MAIN STREET                              50,706(2)             6.08%
SPRINGFIELD, OH  45502


(1)   FIRST  BANKERS  TRUST,  N.A., HOLDS SUCH SHARES AS THE TRUSTEE OF THE HOME
CITY FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP"). THE TRUSTEE HAS VOTING POWER WITH RESPECT TO THE 54,857 SHARES NOT YET ALLOCATED TO PARTICIPANTS' ACCOUNTS AND LIMITED DISPOSITIVE POWER WITH RESPECT TO ALL OF THE SHARES OF THE ESOP.

(2) INCLUDES 9,200 SHARES HELD BY MR. ULERY'S SPOUSE, WITH RESPECT TO WHICH MR. ULERY SHARES VOTING AND DISPOSITIVE POWER; 500 SHARES HELD BY MR. ULERY JOINTLY WITH HIS SPOUSE; 19,713 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION; AND 9,427 SHARES ALLOCATED TO MR. ULERY'S ESOP ACCOUNT, WITH RESPECT TO WHICH MR. ULERY HAS VOTING BUT NOT DISPOSITIVE POWER.


THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION WITH RESPECT TO THE NUMBER OF COMMON SHARES OF HCFC BENEFICIALLY OWNED BY EACH DIRECTOR AND EXECUTIVE OFFICER OF HCFC AND BY ALL DIRECTORS AND EXECUTIVE OFFICERS OF HCFC AS A GROUP AT MARCH 2, 2001:





NAME AND ADDRESS (1)                   AMOUNT AND NATURE OF      PERCENT OF
                                       BENEFICIAL OWNERSHIP (2)  SHARES OUTSTANDING
GLENN W. COLLIER                       11,258(3)                 1.38%
JOHN D. CONROY                         37,887(4)                 4.63%
JAMES FOREMAN                          24,129(5)                 2.95%
TERRY A. HOPPES                        28,019(6)                 3.43%
DOUGLAS L. ULERY                       50,706(7)                 6.08%
JO ANN HOLDEMAN                        12,763(8)                 1.55%
DON E. LYNAM                            4,103(9)                 0.50%
CHARLES A. MIHAL                       11,494(10)                1.40%
ALL DIRECTORS AND EXECUTIVE OFFICERS
   AS A GROUP (8 PERSONS)             170,101                   19.75%


--------------------------------
(FOOTNOTES  ON  FOLLOWING  PAGE)

(1) EACH OF THE PERSONS LISTED ON THIS TABLE MAY BE CONTACTED AT THE ADDRESS OF HCFC.

(2) THE BENEFICIAL OWNER HAS SOLE VOTING AND DISPOSITIVE POWER UNLESS OTHERWISE INDICATED. ALTHOUGH ALL OF THE SHARES HELD IN THE HOME CITY FINANCIAL CORPORATION RECOGNITION AND RETENTION PLAN TRUST (THE "RRP") ARE DEEMED TO BE HELD BY EACH OF MESSRS. CONROY AND COLLIER AS TRUSTEES OF THE RRP, THE SHARES HELD IN THE RRP ARE COUNTED ONLY ONCE IN DETERMINING THE TOTAL NUMBER OF SHARES OWNED BY ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP.

(3)    INCLUDES  10,258  SHARES  HELD  BY  THE  RRP, WITH RESPECT TO WHICH MR.
COLLIER  SHARES  VOTING  POWER  AS  A  TRUSTEE.

(4) INCLUDES 9,522 SHARES HELD BY MR. CONROY'S SPOUSE, WITH RESPECT TO WHICH MR. CONROY SHARES VOTING AND DISPOSITIVE POWER; 3,942 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION; AND 10,258 SHARES HELD BY THE RRP, WITH RESPECT TO WHICH MR. CONROY SHARES VOTING POWER AS A TRUSTEE.

 (5) INCLUDES 9,522 SHARES HELD BY MR. FOREMAN'S SPOUSE, WITH RESPECT TO WHICH MR. FOREMAN SHARES VOTING AND DISPOSITIVE POWER, AND 3,942 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION.

 (6) INCLUDES 8,678 SHARES HELD BY MR. HOPPES' SPOUSE, WITH RESPECT TO WHICH MR. HOPPES SHARES VOTING AND DISPOSITIVE POWER, AND 3,942 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION.

(7) INCLUDES 9,200 SHARES HELD BY MR. ULERY'S SPOUSE, WITH RESPECT TO WHICH MR. ULERY SHARES VOTING AND DISPOSITIVE POWER; 500 SHARES HELD BY MR. ULERY JOINTLY WITH HIS SPOUSE; 19,713 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION; AND 9,427 SHARES ALLOCATED TO MR. ULERY'S ESOP ACCOUNT, WITH RESPECT TO WHICH MR. ULERY HAS VOTING BUT NOT DISPOSITIVE POWER.

 (8) INCLUDES 1,000 SHARES HELD BY MS. HOLDEMAN JOINTLY WITH HER SPOUSE; 7,884 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION; AND 3,545 SHARES ALLOCATED TO MS. HOLDEMAN'S ESOP ACCOUNT, WITH RESPECT TO WHICH MS.
HOLDEMAN  HAS  VOTING  BUT  NOT  DISPOSITIVE  POWER.

 (9) INCLUDES 100 SHARES HELD BY MR. LYNAM JOINTLY WITH HIS SPOUSE AND 2,103 SHARES ALLOCATED TO MR. LYNAM'S ESOP ACCOUNT, WITH RESPECT TO WHICH MR. LYNAM HAS VOTING BUT NOT DISPOSITIVE POWER.

(10) INCLUDES 7,884 SHARES THAT MAY BE ACQUIRED CURRENTLY UPON THE EXERCISE OF AN OPTION AND 2,729 SHARES ALLOCATED TO MR. MIHAL'S ESOP ACCOUNT, WITH RESPECT TO WHICH MR. MIHAL HAS VOTING BUT NOT DISPOSITIVE POWER.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

THE REGULATIONS PROVIDE FOR A BOARD OF DIRECTORS CONSISTING OF FIVE PERSONS. IN ACCORDANCE WITH SECTION 2.03 OF THE REGULATIONS, NOMINEES FOR ELECTION AS DIRECTORS MAY BE PROPOSED ONLY BY THE DIRECTORS OR BY ANY SHAREHOLDER ENTITLED TO VOTE FOR THE ELECTION OF DIRECTORS IF SUCH SHAREHOLDER HAS SUBMITTED A WRITTEN NOTICE OF A PROPOSED NOMINEE TO THE SECRETARY OF HCFC BY THE SIXTIETH DAY BEFORE THE FIRST ANNIVERSARY OF THE MOST RECENT ANNUAL MEETING OF SHAREHOLDERS HELD FOR THE ELECTION OF DIRECTORS. EACH SUCH WRITTEN NOTICE OF A PROPOSED NOMINEE SHALL SET FORTH THE NAME, AGE, BUSINESS OR RESIDENCE ADDRESS OF THE NOMINEE, THE PRINCIPAL OCCUPATION OR EMPLOYMENT OF THE NOMINEE, THE NUMBERS OF SHARES OF HCFC OWNED BENEFICIALLY AND/OR OF RECORD BY THE NOMINEE AND THE LENGTH OF TIME SUCH SHARES HAVE BEEN SO OWNED.

THE BOARD OF DIRECTORS AND MANAGEMENT OF HCFC WERE SADDENED BY THE DEATH OF P. CLARK ENGELMEIER IN OCTOBER 2000. IN DECEMBER 2000, GLENN W. COLLIER WAS APPOINTED BY THE BOARD OF DIRECTORS TO SERVE FOR THE REMAINDER OF MR.
ENGELMEIER'S TERM. THE BOARD OF DIRECTORS PROPOSES THE ELECTION OF THE FOLLOWING PERSONS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2002 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION, REMOVAL FROM OFFICE OR DEATH:




                                                            DIRECTOR OF      DIRECTOR OF
NAME              AGE (1)  POSITION(S) HELD                 HOME CITY SINCE  HCFC SINCE

GLENN W. COLLIER       60  DIRECTOR                                    2000         2000
JOHN D. CONROY         50  DIRECTOR, CHAIRMAN OF THE BOARD             1988         1996
JAMES FOREMAN          61  DIRECTOR                                    1995         1996
TERRY A. HOPPES        52  DIRECTOR                                    1994         1996
DOUGLAS L. ULERY       54  DIRECTOR, PRESIDENT, CEO                    1993         1996

-------------------------------
(1)    AS  OF  MARCH  2,  2001.


IF ANY NOMINEE IS UNABLE TO STAND FOR ELECTION, ANY PROXIES GRANTING AUTHORITY TO VOTE FOR SUCH NOMINEE WILL BE VOTED FOR SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS RECOMMENDS.

MR. COLLIER HAS BEEN A PARTNER WITH THE LAW FIRM OF MARTIN, BROWNE, HULL & HARPER SINCE 1975. MR. COLLIER IS ALSO A DIRECTOR OF THE SPRINGFIELD CLARK COUNTY CHAMBER OF COMMERCE, THE COMMUNITY IMPROVEMENT CORPORATION OF SPRINGFIELD AND CLARK COUNTY AND THE SPRINGFIELD COUNTRY CLUB.

MR. CONROY HAS BEEN THE OWNER AND PRESIDENT OF CONROY FUNERAL HOME, INC., IN SPRINGFIELD, OHIO, SINCE 1971. MR. CONROY IS A LICENSED FUNERAL DIRECTOR AND EMBALMER. FROM JANUARY 1995 TO MARCH 1996, MR. CONROY WAS THE SECRETARY OF HOME CITY.

MR. FOREMAN HAS BEEN THE PRESIDENT, CHIEF EXECUTIVE OFFICER AND OWNER OF FOREMAN-BLAIR PONTIAC, BUICK, GMC, SPRINGFIELD, OHIO, AND THE PRESIDENT AND OWNER OF SKDP INSURANCE AGENCY SINCE 1971. MR. FOREMAN IS A MEMBER OF THE BOARD OF DIRECTORS OF THE SPRINGFIELD CHAMBER OF COMMERCE. MR. FOREMAN SERVED AS VICE PRESIDENT OF HOME CITY FROM JANUARY 1995 TO MARCH 1996.

MR. HOPPES IS A PROFESSIONAL ENGINEER AND SURVEYOR AND HAS BEEN THE OWNER AND THE PRESIDENT OF HOPPES ENGINEERING AND SURVEYING COMPANY SINCE 1977 AND THE PRESIDENT OF HOPPES BUILDERS AND DEVELOPMENT COMPANY SINCE 1981. FROM JANUARY 1995 TO MARCH 1996, MR. HOPPES WAS THE TREASURER OF HOME CITY.

MR. ULERY HAS BEEN THE PRESIDENT AND THE CHIEF EXECUTIVE OFFICER OF HOME CITY SINCE 1992 AND A DIRECTOR OF HOME CITY SINCE 1993. SINCE DECEMBER 2000, MR. ULERY HAS ALSO BEEN THE PRESIDENT AND A DIRECTOR OF HOME CITY INSURANCE AGENCY, INC. ("HCIA"), A WHOLLY OWNED SUBSIDIARY OF HCFC. FROM 1985 UNTIL JOINING HOME CITY, MR. ULERY WAS THE VICE PRESIDENT OF REGIONAL BANKING OFFICE OPERATIONS WITH SOCIETY CORPORATION. MR. ULERY IS ALSO A DIRECTOR OF INTRIEVE, INCORPORATED, A DATA PROCESSING COMPANY WHICH PROVIDES SERVICES TO HOME CITY.

MEETINGS  OF  DIRECTORS

HCFC WAS INCORPORATED IN AUGUST 1996. THE BOARD OF DIRECTORS OF HCFC MET FIFTEEN TIMES FOR REGULARLY SCHEDULED AND SPECIAL MEETINGS DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000. NO DIRECTOR ATTENDED FEWER THAN 75% OF THE AGGREGATE OF SUCH MEETINGS AND ALL MEETINGS OF THE COMMITTEES OF WHICH SUCH DIRECTOR WAS A MEMBER.

EACH DIRECTOR OF HCFC IS ALSO A DIRECTOR OF HOME CITY. THE BOARD OF DIRECTORS OF HOME CITY MET THIRTEEN TIMES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000. NO DIRECTOR ATTENDED FEWER THAN 75% OF THE AGGREGATE OF SUCH MEETINGS AND ALL MEETINGS OF THE COMMITTEES OF WHICH SUCH DIRECTOR WAS A MEMBER.

COMMITTEES  OF  DIRECTORS

THE BOARD OF DIRECTORS OF HCFC HAS AN AUDIT COMMITTEE, AN ESOP COMMITTEE, A STOCK OPTION COMMITTEE AND AN RRP COMMITTEE. THE BOARD OF DIRECTORS OF HCFC DOES NOT HAVE EITHER A NOMINATING OR A COMPENSATION COMMITTEE.

THE AUDIT COMMITTEE RECOMMENDS AUDIT FIRMS TO THE FULL BOARD OF DIRECTORS AND REVIEWS AND APPROVES THE ANNUAL INDEPENDENT AUDIT REPORT. THE MEMBERS OF THE AUDIT COMMITTEE ARE MESSRS. CONROY, FOREMAN AND HOPPES. THE AUDIT COMMITTEE OF HCFC MET ONCE DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000. FOR A DESCRIPTION OF THE DUTIES OF THE AUDIT COMMITTEE, SEE "AUDIT COMMITTEE REPORT."

THE ESOP COMMITTEE ADMINISTERS THE ESOP AND PRESENTLY CONSISTS OF MESSRS. CONROY, HOPPES AND ULERY. THE ESOP COMMITTEE MET ONCE DURING THE FISCAL YEAR
ENDED  DECEMBER  31,  2000.

THE STOCK OPTION COMMITTEE IS RESPONSIBLE FOR ADMINISTERING THE HOME CITY FINANCIAL CORPORATION 1997 STOCK OPTION AND INCENTIVE PLAN (THE "STOCK OPTION PLAN"), INCLUDING INTERPRETING THE STOCK OPTION PLAN AND AWARDING OPTIONS PURSUANT TO ITS TERMS. ITS MEMBERS ARE MESSRS. COLLIER, FOREMAN AND HOPPES. THE STOCK OPTION COMMITTEE WAS APPOINTED IN AUGUST 1997 AND MET ONCE DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000.

THE RRP COMMITTEE ADMINISTERS THE HOME CITY FINANCIAL CORPORATION RRP. SUCH COMMITTEE CONSISTS OF MESSRS. COLLIER, CONROY AND HOPPES. THE RRP COMMITTEE MET ONCE DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000.

EXECUTIVE  OFFICERS

IN ADDITION TO MR. ULERY, THE PRESIDENT AND CEO OF HCFC AND HOME CITY AND THE PRESIDENT OF HCIA, THE FOLLOWING PERSONS ARE EXECUTIVE OFFICERS OF BOTH HCFC AND HOME CITY AND HOLD THE DESIGNATED POSITIONS:



NAME                    AGE      (1)  POSITION(S) HELD

                                 SENIOR VICE PRESIDENT AND SECRETARY OF HCFC AND
JO ANN HOLDEMAN         44       HOME CITY
CHARLES A. MIHAL        62       TREASURER AND CHIEF FINANCIAL OFFICER OF
                                 HCFC AND HOME CITY AND TREASURER OF HCIA
DON E. LYNAM            47       EXECUTIVE VICE PRESIDENT OF HCFC AND HOME CITY

-------------------------------
(1)    AS  OF  MARCH  2,  2001.


    MS. HOLDEMAN HAS BEEN EMPLOYED BY HOME CITY SINCE 1986. MS. HOLDEMAN SERVED AS ASSISTANT VICE PRESIDENT AND ASSISTANT SECRETARY OF HOME CITY FROM 1992 TO 1996 AND AS VICE PRESIDENT AND SECRETARY OF HOME CITY AND SECRETARY OF HCFC FROM 1996 UNTIL JANUARY 2001. SINCE JANUARY 2001 SHE HAS SERVED AS SENIOR VICE PRESIDENT AND SECRETARY.

    MR. MIHAL HAS BEEN EMPLOYED BY HOME CITY SINCE JANUARY 1997. FROM 1993 TO DECEMBER 1996, MR. MIHAL SERVED AS VICE PRESIDENT AND CONTROLLER OF FIRST NATIONAL BANK OF PENNSYLVANIA. FROM 1990 TO 1993, MR. MIHAL WAS VICE PRESIDENT AND CONTROLLER OF BANK ONE, AKRON, N.A.

    MR. LYNAM HAS BEEN EMPLOYED BY HOME CITY SINCE DECEMBER 1997. IN JANUARY 2001, HE WAS PROMOTED FROM SENIOR VICE PRESIDENT TO EXECUTIVE VICE PRESIDENT OF HOME CITY AND HCFC. FROM JUNE 1975 TO DECEMBER 1997, MR. LYNAM WAS EMPLOYED BY KEY BANK, SERVING MOST RECENTLY AS A VICE PRESIDENT IN COMMERCIAL LENDING.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS'  COMPENSATION

EACH DIRECTOR OF HOME CITY RECEIVES A RETAINER FEE OF $1,250 PER MONTH FOR SERVICE AS A DIRECTOR OF HOME CITY. IN ADDITION, THE CHAIRMAN OF THE BOARD OF DIRECTORS RECEIVES AN ADDITIONAL FEE OF $150 PER MONTH. NO FEES ARE PAID FOR SERVICE AS A DIRECTOR OF HCFC.

FOUR OF HOME CITY'S DIRECTORS PARTICIPATE IN A DEFERRED COMPENSATION PLAN WHEREBY PAYMENT OF PART OR ALL OF THEIR DIRECTORS' FEES IS DEFERRED. HOME CITY RECORDS THE DEFERRED FEES AS EXPENSES AND IN A LIABILITY ACCOUNT. INTEREST IS PERIODICALLY CREDITED ON EACH ACCOUNT. EACH DIRECTOR IS FULLY VESTED IN HIS ACCOUNT, AND THE BALANCE IS PAYABLE UPON TERMINATION OF DIRECTORSHIP PRIOR TO DEATH OR RETIREMENT. HOME CITY HAS PROVIDED FOR THE CONTINGENT LIABILITY CREATED BY THE DEFERRED COMPENSATION PLAN BY PURCHASING A SINGLE-PREMIUM UNIVERSAL LIFE INSURANCE POLICY ON EACH DIRECTOR. UPON RETIREMENT OR DEATH, A DIRECTOR OR HIS ESTATE WILL RECEIVE THE BENEFITS PAYABLE PURSUANT TO THE POLICY ON HIS LIFE.

EXECUTIVE  OFFICERS'  COMPENSATION

THE FOLLOWING TABLE PRESENTS CERTAIN INFORMATION REGARDING THE CASH COMPENSATION RECEIVED BY DOUGLAS L. ULERY, THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF HCFC AND HOME CITY, FOR SERVICES RENDERED DURING THE FISCAL YEARS SHOWN. MR. ULERY RECEIVED THE COMPENSATION INCLUDED IN THE FOLLOWING TABLE FROM HOME CITY AND RECEIVED NO COMPENSATION FROM HCFC. NO OTHER EXECUTIVE OFFICER OF HOME CITY OR HCFC RECEIVED SALARY AND BONUS COMPENSATION EXCEEDING $100,000 DURING THE PERIODS SHOWN.


        SUMMARY  COMPENSATION  TABLE

                                        ANNUAL  COMPENSATION
                                                                   ALL
NAME AND PRINCIPAL                                                 OTHER
POSITION                 YEAR         SALARY ($)        BONUS ($)  COMPENSATION
--------                 ----         ----------        ---------  ------------
DOUGLAS  L.  ULERY       12/31/00     $130,000  (1)    $25,000     $25,233  (2)
PRESIDENT  AND  CHIEF    12/31/99      113,000  (3)     22,500      29,238  (4)
EXECUTIVE  OFFICER       12/31/98      112,000  (5)     22,500      58,364  (6)



(1) INCLUDES DIRECTORS' FEES OF $15,000 PAID BY HOME CITY. DOES NOT INCLUDE AMOUNTS ATTRIBUTABLE TO OTHER MISCELLANEOUS BENEFITS RECEIVED BY EXECUTIVE OFFICERS. THE COST TO HOME CITY OF PROVIDING SUCH BENEFITS TO MR. ULERY WAS
LESS  THAN  10%  OF  HIS  CASH  COMPENSATION.

(2) CONSISTS OF A CONTRIBUTION OF $5,902 TO MR. ULERY'S 401(K) DEFINED CONTRIBUTION PLAN ACCOUNT AND THE $19,331 VALUE OF THE ALLOCATION TO MR. ULERY'S ESOP ACCOUNT AS OF DECEMBER 31, 2000.

(3) INCLUDES DIRECTORS' FEES OF $13,000 PAID BY HOME CITY. DOES NOT INCLUDE AMOUNTS ATTRIBUTABLE TO OTHER MISCELLANEOUS BENEFITS RECEIVED BY EXECUTIVE OFFICERS. THE COST TO HOME CITY OF PROVIDING SUCH BENEFITS TO MR. ULERY WAS
LESS  THAN  10%  OF  HIS  CASH  COMPENSATION.

(4) CONSISTS OF A CONTRIBUTION OF $3,675 TO MR. ULERY'S 401(K) DEFINED CONTRIBUTION PLAN ACCOUNT AND THE $25,563 VALUE OF THE ALLOCATION TO MR. ULERY'S ESOP ACCOUNT AS OF DECEMBER 31, 1999.

(5) INCLUDES DIRECTORS' FEES OF $12,000 PAID BY HOME CITY. DOES NOT INCLUDE AMOUNTS ATTRIBUTABLE TO OTHER MISCELLANEOUS BENEFITS RECEIVED BY EXECUTIVE OFFICERS. THE COST TO HOME CITY OF PROVIDING SUCH BENEFITS TO MR.ULERY WAS LESS THAN 10% OF HIS CASH COMPENSATION.

(6) CONSISTS OF A CONTRIBUTION OF $3,675 TO MR. ULERY'S 401(K) DEFINED CONTRIBUTION PLAN ACCOUNT AND THE $54,689 VALUE OF THE ALLOCATION TO MR. ULERY'S ESOP ACCOUNT AS OF DECEMBER 31, 1998.


EMPLOYMENT  AGREEMENT

HOME CITY HAS ENTERED INTO AN EMPLOYMENT AGREEMENT WITH MR. ULERY EFFECTIVE JANUARY 1, 2000 (THE "EMPLOYMENT AGREEMENT"). MR. ULERY IS THE ONLY EXECUTIVE OFFICER WITH AN EMPLOYMENT AGREEMENT WITH EITHER HCFC OR HOME CITY. THE EMPLOYMENT AGREEMENT PROVIDES FOR A TERM OF TWO YEARS AND A SALARY AND PERFORMANCE REVIEW BY THE BOARD OF DIRECTORS NOT LESS OFTEN THAN ANNUALLY, AS WELL AS INCLUSION OF THE EMPLOYEE IN ANY FORMALLY ESTABLISHED EMPLOYEE BENEFIT, BONUS, PENSION AND PROFIT-SHARING PLANS FOR WHICH SENIOR MANAGEMENT PERSONNEL ARE ELIGIBLE. THE EMPLOYMENT AGREEMENT ALSO PROVIDES FOR VACATION AND SICK LEAVE.

THE EMPLOYMENT AGREEMENT IS TERMINABLE BY HOME CITY AT ANY TIME. IN THE EVENT OF TERMINATION BY HOME CITY FOR "JUST CAUSE," AS DEFINED IN THE EMPLOYMENT AGREEMENT, MR. ULERY WILL HAVE NO RIGHT TO RECEIVE ANY COMPENSATION OR OTHER BENEFITS FOR ANY PERIOD AFTER SUCH TERMINATION. IN THE EVENT OF TERMINATION BY HOME CITY OTHER THAN FOR JUST CAUSE, AT THE END OF THE TERM OF THE EMPLOYMENT AGREEMENT OR IN CONNECTION WITH A "CHANGE OF CONTROL," AS DEFINED IN THE EMPLOYMENT AGREEMENT, MR. ULERY WILL BE ENTITLED TO A CONTINUATION OF SALARY PAYMENTS FOR A PERIOD OF TIME EQUAL TO THE TERM OF THE EMPLOYMENT AGREEMENT AND A CONTINUATION OF BENEFITS SUBSTANTIALLY EQUAL TO THOSE BEING PROVIDED AT THE DATE OF TERMINATION OF EMPLOYMENT UNTIL THE EARLIEST TO OCCUR OF (1) THE END OF THE TERM OF THE EMPLOYMENT AGREEMENT OR (2) THE DATE MR. ULERY BECOMES EMPLOYED FULL-TIME BY ANOTHER EMPLOYER.

THE EMPLOYMENT AGREEMENT ALSO CONTAINS PROVISIONS WITH RESPECT TO THE OCCURRENCE WITHIN SIX MONTHS BEFORE OR AT ANY TIME AFTER A "CHANGE OF CONTROL" OF (1) THE TERMINATION BY HOME CITY OF EMPLOYMENT OF MR. ULERY FOR ANY REASON OTHER THAN JUST CAUSE, RETIREMENT OR TERMINATION AT THE END OF THE TERM OF THE EMPLOYMENT AGREEMENT, (2) CERTAIN CHANGES IN THE CAPACITY OR CIRCUMSTANCES IN WHICH HE IS EMPLOYED OR (3) A MATERIAL REDUCTION IN HIS RESPONSIBILITIES, AUTHORITY, COMPENSATION OR OTHER BENEFITS PROVIDED UNDER THE EMPLOYMENT AGREEMENT WITHOUT HIS WRITTEN CONSENT. IN THE EVENT OF HOME CITY'S TERMINATION OF MR. ULERY'S EMPLOYMENT DURING SUCH PERIOD OF TIME AND DURING THE TERM OF THE EMPLOYMENT AGREEMENT, MR. ULERY WILL BE ENTITLED TO PAYMENT OF AN AMOUNT EQUAL TO TWO TIMES THE GREATER OF THE AMOUNT OF SALARY SET FORTH IN THE EMPLOYMENT AGREEMENT OR THE AMOUNT OF ANNUAL SALARY PAYABLE TO MR. ULERY AS A RESULT OF ANY ANNUAL SALARY REVIEW. IF MR. ULERY TERMINATES HIS EMPLOYMENT WITHIN SIX MONTHS PRIOR TO OR ONE YEAR AFTER A CHANGE OF CONTROL DUE TO CERTAIN MATERIAL CHANGES IN THE CIRCUMSTANCES OF HIS EMPLOYMENT OR A MATERIAL REDUCTION IN HIS RESPONSIBILITIES OR AUTHORITY, MR. ULERY WILL BE ENTITLED TO PAYMENT OF AN AMOUNT EQUAL TO TWO TIMES THE GREATER OF THE AMOUNT OF SALARY SET FORTH IN THE EMPLOYMENT AGREEMENT OR THE AMOUNT OF ANNUAL SALARY PAYABLE TO MR. ULERY AS A RESULT OF ANY ANNUAL SALARY REVIEW. IF MR. ULERY'S EMPLOYMENT IS SO TERMINATED EITHER BY HIM OR BY HOME CITY, MR. ULERY WILL BE ENTITLED TO CONTINUED COVERAGE UNDER ALL BENEFIT PLANS UNTIL THE EARLIEST OF THE END OF THE TERM OF THE EMPLOYMENT AGREEMENT OR THE DATE ON WHICH HE IS INCLUDED IN ANOTHER EMPLOYER'S BENEFIT PLANS AS A FULL-TIME EMPLOYEE. THE MAXIMUM PAYMENT THAT MR. ULERY MAY RECEIVE, HOWEVER, IS LIMITED TO AN AMOUNT WHICH WILL NOT RESULT IN THE IMPOSITION OF A PENALTY TAX PURSUANT TO SECTION 280G(B)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR EXCEED LIMITATIONS IMPOSED BY THE OFFICE OF THRIFT SUPERVISION. "CONTROL," AS DEFINED IN THE EMPLOYMENT AGREEMENT, GENERALLY REFERS TO THE ACQUISITION BY ANY PERSON OR ENTITY OF THE POWER TO VOTE OR OWNERSHIP OF 10% OR MORE OF THE VOTING STOCK OF HOME CITY OR HCFC, THE CONTROL OF THE ELECTION OF A MAJORITY OF HOME CITY'S OR HCFC'S DIRECTORS OR THE EXERCISE OF A CONTROLLING INFLUENCE OVER THE MANAGEMENT OR POLICIES OF HOME CITY OR HCFC.

STOCK  OPTION  PLAN

AT THE 1997 ANNUAL MEETING OF THE SHAREHOLDERS OF HCFC, THE SHAREHOLDERS APPROVED THE STOCK OPTION PLAN. THE BOARD OF DIRECTORS OF HCFC RESERVED 95,220 COMMON SHARES FOR ISSUANCE BY HCFC UPON THE EXERCISE OF OPTIONS TO BE GRANTED AS DETERMINED BY THE STOCK OPTION COMMITTEE TO CERTAIN DIRECTORS, OFFICERS AND EMPLOYEES OF HCFC AND HOME CITY FROM TIME TO TIME UNDER THE STOCK OPTION PLAN. OPTIONS TO PURCHASE 71,415 COMMON SHARES OF HCFC WERE AWARDED PURSUANT TO THE STOCK OPTION PLAN IN OCTOBER 1997. DUE TO A RETURN OF CAPITAL PAID IN JUNE
1998, ACCORDING TO THE TERMS OF THE STOCK OPTION PLAN, THE NUMBER OF SHARES RESERVED FOR THE STOCK OPTION PLAN WAS INCREASED TO 131,422, AND THE NUMBER OF AWARDED SHARES WAS ADJUSTED TO 98,565. ONE-FIFTH OF THE OPTIONS BECOME EXERCISABLE ON OCTOBER 20 OF EACH YEAR, COMMENCING ON OCTOBER 20, 1998.

THE FOLLOWING TABLE SETS FORTH INFORMATION REGARDING THE NUMBER AND VALUE OF UNEXERCISED OPTIONS HELD BY MR. ULERY AT DECEMBER 31, 2000:


       AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL
                 YEAR AND FISCAL  YEAR-END  VALUES

----------------------------------------------------
                                       NUMBER  OF     VALUE OF
                                       SECURITIES     UNEXERCISED
                                       UNDERLYING     IN-THE-MONEY
                                       UNEXERCISED/   OPTIONS/SARs
                                       OPTIONS/ SARs  AT 12/31/2000
              SHARES                   AT 12/31/2000  ($)(1)
              ACQUIRED ON    VALUE     EXERCISABLE/   EXERCISABLE/
NAME          EXERCISE       REALIZED  UNEXERCISABLE  UNEXERCISABLE
----          --------       --------  -------------  -------------

DOUGLAS
 L.  ULERY   -0-             N/A        19,713/13,142   N/A



(1) ON DECEMBER 31, 2000, THE FAIR MARKET VALUE OF THE UNEXERCISED OPTIONS DID NOT EXCEED THE $11.70 EXERCISE PRICE OF THE OPTIONS.


RECOGNITION  AND  RETENTION  PLAN  AND  TRUST

     AT THE 1997 ANNUAL MEETING OF THE SHAREHOLDERS OF HCFC, THE SHAREHOLDERS OF HCFC APPROVED THE RRP. AWARDS ENTITLING RECIPIENTS TO 23,802 SHARES WERE MADE TO DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES OF HCFC AND HOME CITY IN 1997, AND AN AWARD ENTITLING THE RECIPIENT TO 2,500 SHARES WAS MADE TO AN EXECUTIVE OFFICER OF HCFC AND HOME CITY IN 1999. ONE-FIFTH OF THE NUMBER OF SHARES AWARDED TO AN INDIVIDUAL BECOMES EARNED AND NON-FORFEITABLE ON EACH OF THE FIRST FIVE ANNIVERSARIES OF THE DATE OF SUCH AWARD. UNTIL SHARES AWARDED ARE EARNED BY THE PARTICIPANT, SUCH SHARES WILL BE FORFEITED IN THE EVENT THAT THE PARTICIPANT CEASES TO BE EITHER A DIRECTOR OR AN EMPLOYEE OF HCFC OR HOME CITY, EXCEPT THAT IN THE EVENT OF THE DEATH OR DISABILITY OF A PARTICIPANT, THE PARTICIPANT'S SHARES WILL BE DEEMED TO BE EARNED AND NON-FORFEITABLE.

CERTAIN  TRANSACTIONS  WITH  HOME  CITY

    HOME CITY HAS EXTENDED LOANS TO CERTAIN OF ITS AND HCFC'S DIRECTORS AND EXECUTIVE OFFICERS, THEIR AFFILIATES AND MEMBERS OF THEIR FAMILIES. ALL SUCH LOANS WERE MADE IN THE ORDINARY COURSE OF BUSINESS ON SUBSTANTIALLY THE SAME TERMS, INCLUDING INTEREST RATES AND COLLATERAL REQUIREMENTS, AS THOSE PREVAILING AT THE TIME FOR COMPARABLE TRANSACTIONS WITH OTHER PERSONS AND DID NOT PRESENT MORE THAN THE NORMAL RISK OF COLLECTIBILITY OR OTHER UNFAVORABLE FEATURES.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     UNDER THE FEDERAL SECURITIES LAWS, HCFC'S DIRECTORS AND EXECUTIVE OFFICERS AND PERSONS HOLDING MORE THAN TEN PERCENT OF THE COMMON SHARES OF HCFC ARE
REQUIRED TO REPORT THEIR OWNERSHIP OF COMMON SHARES AND CHANGES IN SUCH OWNERSHIP TO THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND HCFC. THE SEC HAS ESTABLISHED SPECIFIC DUE DATES FOR SUCH REPORTS. BASED UPON A REVIEW OF SUCH REPORTS, HCFC MUST DISCLOSE ANY FAILURES TO FILE SUCH REPORTS TIMELY IN PROXY STATEMENTS USED IN CONNECTION WITH ANNUAL MEETINGS OF SHAREHOLDERS. HCFC HAS DETERMINED THAT NO FAILURE TO FILE SUCH REPORTS TIMELY OCCURRED DURING FISCAL YEAR 2000.


                      PROPOSAL TWO - SELECTION OF AUDITORS

THE BOARD OF DIRECTORS OF HCFC HAS SELECTED DFD TO ACT AS HCFC'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR AND RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION. THE FIRM HAS AUDITED THE BOOKS OF HCFC OR HOME CITY SINCE 1976. MANAGEMENT EXPECTS THAT A REPRESENTATIVE OF DFD WILL BE PRESENT AT THE ANNUAL MEETING, WILL HAVE THE OPPORTUNITY TO MAKE A STATEMENT IF HE OR SHE SO DESIRES AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.

THE BOARD OF DIRECTORS OF HCFC RECOMMENDS THAT THE SHAREHOLDERS OF HCFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. ACCORDINGLY, THE SHAREHOLDERS OF HCFC WILL BE ASKED TO APPROVE THE FOLLOWING RESOLUTION AT THE ANNUAL MEETING:

RESOLVED, THAT THE SELECTION OF DIXON, FRANCIS, DAVIS & COMPANY AS THE AUDITORS OF HCFC FOR THE CURRENT FISCAL YEAR BE, AND IT HEREBY IS, RATIFIED.


                             AUDIT COMMITTEE REPORT

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HCFC IS COMPRISED OF THREE DIRECTORS, ALL OF WHOM ARE CONSIDERED "INDEPENDENT" UNDER RULE 4200(A)(14) OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS' LISTING STANDARDS. THE AUDIT COMMITTEE IS RESPONSIBLE FOR OVERSEEING THE COMPANY'S ACCOUNTING FUNCTIONS AND
CONTROLS, AS WELL AS RECOMMENDING TO THE BOARD OF DIRECTORS AN ACCOUNTING FIRM TO AUDIT HCFC'S FINANCIAL STATEMENTS. THE AUDIT COMMITTEE HAS ADOPTED A CHARTER TO SET FORTH ITS RESPONSIBILITIES (THE "CHARTER"). A COPY OF THE CHARTER IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A.

AS REQUIRED BY THE CHARTER, THE AUDIT COMMITTEE RECEIVED AND REVIEWED THE REPORT OF DFD REGARDING THE RESULTS OF THEIR AUDIT, AS WELL AS THE WRITTEN DISCLOSURES AND THE LETTER FROM DFD REQUIRED BY INDEPENDENCE STANDARDS BOARD STANDARD NO. 1. THE AUDIT COMMITTEE REVIEWED THE AUDITED FINANCIAL STATEMENTS WITH THE
MANAGEMENT OF HCFC. A REPRESENTATIVE OF DFD ALSO DISCUSSED WITH THE AUDIT COMMITTEE THE INDEPENDENCE OF DFD FROM HCFC, AS WELL AS THE MATTERS REQUIRED TO BE DISCUSSED BY STATEMENT OF AUDITING STANDARDS 61. THE AUDIT COMMITTEE DETERMINED THAT THE PROVISION BY DFD OF SERVICES TO HCFC OTHER THAN AUDIT RELATED SERVICES WAS COMPATIBLE WITH MAINTAINING DFD'S INDEPENDENCE. DISCUSSIONS BETWEEN THE AUDIT COMMITTEE AND THE REPRESENTATIVE OF DFD INCLUDED THE FOLLOWING:

DFD'S  RESPONSIBILITIES IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS

THE INITIAL SELECTION OF, AND WHETHER THERE WERE ANY CHANGES IN, SIGNIFICANT ACCOUNTING POLICIES OR THEIR APPLICATION

MANAGEMENT'S  JUDGMENTS  AND  ACCOUNTING  ESTIMATES

WHETHER  THERE  WERE  ANY  SIGNIFICANT  AUDIT  ADJUSTMENTS

WHETHER  THERE  WERE  ANY  DISAGREEMENTS  WITH  MANAGEMENT

WHETHER  THERE  WAS  ANY  CONSULTATION  WITH  OTHER  ACCOUNTANTS

WHETHER THERE WERE ANY MAJOR ISSUES DISCUSSED WITH MANAGEMENT PRIOR TO DFD'S RETENTION

WHETHER  DFD  ENCOUNTERED  ANY  DIFFICULTIES  IN  PERFORMING  THE  AUDIT

DFD'S  JUDGMENTS  ABOUT  THE  QUALITY  OF  HCFC'S  ACCOUNTING  PRINCIPLES

DFD'S RESPONSIBILITIES FOR INFORMATION PREPARED BY MANAGEMENT THAT IS INCLUDED IN DOCUMENTS CONTAINING AUDITED FINANCIAL STATEMENTS

BASED ON ITS REVIEW OF THE FINANCIAL STATEMENTS AND ITS DISCUSSIONS WITH MANAGEMENT AND THE REPRESENTATIVE OF DFD, THE AUDIT COMMITTEE DID NOT BECOME AWARE OF ANY MATERIAL MISSTATEMENTS OR OMISSIONS IN THE FINANCIAL STATEMENTS. ACCORDINGLY, THE AUDIT COMMITTEE RECOMMENDED TO THE BOARD OF DIRECTORS THAT THE AUDITED FINANCIAL STATEMENTS BE INCLUDED IN THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, TO BE FILED WITH THE SEC.

SUBMITTED  BY:

JOHN  D.  CONROY
JAMES  FOREMAN
TERRY  A.  HOPPES

AUDIT  FEES

DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000, DFD BILLED HCFC $66,400 IN FEES FOR PROFESSIONAL SERVICES IN CONNECTION WITH THE AUDIT OF HCFC'S ANNUAL FINANCIAL STATEMENTS AND THE REVIEW OF FINANCIAL STATEMENTS INCLUDED IN HCFC'S FORMS 10-QSB.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

DURING THE 2000 FISCAL YEAR, DFD BILLED HCFC $1,000 IN FEES FOR PROFESSIONAL ACCOUNTING SERVICES TO DESIGN, IMPLEMENT OR MANAGE, HARDWARE OR SOFTWARE THAT COLLECTS OR GENERATES INFORMATION SIGNIFICANT TO HCFC'S FINANCIAL STATEMENTS.


ALL  OTHER  FEES

DURING FISCAL YEAR 2000, DFD BILLED HCFC $47,600 IN FEES FOR ALL SERVICES RENDERED BY DFD OTHER THAN SERVICES DISCUSSED UNDER THE HEADINGS "AUDIT FEES" AND "FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES" ABOVE.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

ANY PROPOSALS OF SHAREHOLDERS INTENDED TO BE INCLUDED IN THE PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS OF HCFC SHOULD BE SENT TO HCFC BY CERTIFIED MAIL AND MUST BE RECEIVED BY HCFC BY NOVEMBER 23, 2001. IN ADDITION, IF A SHAREHOLDER INTENDS TO PRESENT A PROPOSAL AT THE 2002 ANNUAL MEETING WITHOUT INCLUDING THE PROPOSAL IN THE PROXY MATERIALS RELATED TO THAT MEETING, AND IF THE PROPOSAL IS NOT RECEIVED BY FEBRUARY 6, 2002, THEN THE PROXIES DESIGNATED BY THE BOARD OF DIRECTORS OF HCFC FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY MAY VOTE IN THEIR DISCRETION ON ANY SUCH PROPOSAL ANY SHARES FOR WHICH THEY HAVE BEEN APPOINTED PROXIES WITHOUT MENTION OF SUCH MATTER IN THE PROXY STATEMENT OR ON THE PROXY CARD FOR SUCH MEETING.

MANAGEMENT KNOWS OF NO OTHER BUSINESS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED PROXY TO VOTE SUCH PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER MATTERS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                            BY ORDER OF THE BOARD OF DIRECTORS



SPRINGFIELD,  OHIO
MARCH  12,  2001                           DOUGLAS  L.  ULERY, PRESIDENT

                                    EXHIBIT A


                         HOME CITY FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                                  JUNE 8, 2000


I.  PURPOSE
    -------

THE PURPOSE OF THE AUDIT COMMITTEE IS TO ASSIST THE BOARD OF DIRECTORS OF THE CORPORATION IN FULFILLING ITS RESPONSIBILITY TO SHAREHOLDERS, THE PUBLIC, AND GOVERNMENT BODIES RELATING TO ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE CORPORATION, AND THE QUALITY AND INTEGRITY OF THE FINANCIAL REPORTS OF THE CORPORATION. THE AUDIT COMMITTEE'S PRIMARY DUTIES AND RESPONSIBILITIES ARE TO:

A. SERVE AS AN INDEPENDENT AND OBJECTIVE PARTY TO MONITOR THE CORPORATION'S FINANCIAL REPORTING PROCESS AND INTERNAL CONTROL SYSTEM.

B. REVIEW AND APPRAISE THE AUDIT EFFORTS OF THE CORPORATION'S INDEPENDENT ACCOUNTANTS AND INTERNAL AUDIT REPRESENTATIVES.

C. PROVIDE AN OPEN AVENUE OF COMMUNICATION AMONG THE INDEPENDENT ACCOUNTANTS, FINANCIAL AND SENIOR MANAGEMENT, AND INTERNAL AUDIT REPRESENTATIVE AND THE BOARD OF DIRECTORS.


II.  COMPOSITION
     -----------

THE  COMMITTEE  SHALL  BE COMPRISED OF THREE OR MORE DIRECTORS, AS DETERMINED BY
THE BOARD, EACH OF WHOM SHALL BE INDEPENDENT DIRECTORS AND FREE FROM ANY RELATIONSHIP THAT, IN THE OPINION OF THE BOARD, WOULD INTERFERE WITH THE EXERCISE OF HIS OR HER INDEPENDENT JUDGMENT AS A MEMBER OF THE COMMITTEE. ALL MEMBERS OF THE COMMITTEE SHALL BE ABLE TO READ AND UNDERSTAND THE CORPORATION'S BASIC FINANCIAL STATEMENTS. SATISFACTION OF THIS FINANCIAL LITERACY REQUIREMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE APPLICABLE RULES OF THE NASDAQ STOCK MARKET, INC. COMMITTEE MEMBERS MAY ENHANCE THEIR FAMILIARITY WITH INTERNAL CONTROLS, ACCOUNTING, FINANCIAL REPORTING, AUDITING, LEGAL COMPLIANCE AND ETHICS BY PARTICIPATING IN EDUCATIONAL PROGRAMS OFFERED EITHER INTERNALLY, THROUGH EXTERNAL SEMINARS OR BY OUTSIDE CONSULTANTS.

THE MEMBERS OF THE COMMITTEE SHALL BE ELECTED BY THE BOARD AT THE ANNUAL ORGANIZATIONAL MEETING OF THE BOARD IN APRIL OR UNTIL THEIR SUCCESSORS SHALL BE DULY ELECTED AND QUALIFIED. UNLESS A CHAIR IS ELECTED BY THE FULL BOARD, THE MEMBERS OF THE COMMITTEE MAY DESIGNATE A CHAIR BY MAJORITY VOTE OF THE FULL COMMITTEE MEMBERSHIP.


III.  MEETINGS
      --------

THE COMMITTEE IS TO MEET AT LEAST QUARTERLY AT APPROXIMATELY THE TIME OF THE EARNINGS NEWS RELEASE AND PRIOR TO SUBMISSION OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC") FORMS 10-QSB/10-KSB AND AS MANY ADDITIONAL TIMES AS THE COMMITTEE DEEMS NECESSARY. CONTENT OF THE AGENDA FOR EACH MEETING SHOULD BE SET BY THE COMMITTEE CHAIR. THE COMMITTEE IS TO MEET IN SEPARATE EXECUTIVE SESSIONS WITH THE CHIEF FINANCIAL OFFICER, INDEPENDENT ACCOUNTANTS AND INTERNAL AUDIT REPRESENTATIVES AT LEAST ONCE EACH YEAR AND AT OTHER TIMES WHEN CONSIDERED APPROPRIATE. COMMITTEE MEMBERS WILL STRIVE TO BE PRESENT AT ALL MEETINGS. AS NECESSARY OR DESIRABLE, THE COMMITTEE MAY REQUEST THAT MEMBERS OF MANAGEMENT AND REPRESENTATIVES OF THE INDEPENDENT ACCOUNTANTS BE PRESENT AT COMMITTEE MEETINGS.

IV.  RESPONSIBILITIES
     ----------------

TO  FULFILL  ITS  RESPONSIBILITIES  AND  DUTIES,  THE  COMMITTEE  SHALL:

A. REVIEW AND UPDATE THIS CHARTER PERIODICALLY AS CONDITIONS DICTATE, BUT AT LEAST ANNUALLY.

B. REVIEW THE CORPORATION'S ANNUAL FINANCIAL STATEMENTS AND ANY ANNUAL FINANCIAL REPORTS SUBMITTED TO ANY GOVERNMENTAL BODY OR THE PUBLIC, INCLUDING ANY REPORTS OR OPINIONS RENDERED BY THE INDEPENDENT ACCOUNTANTS.

C.  RECOMMEND  TO  THE  BOARD  THE  SELECTION  OF  THE  INDEPENDENT ACCOUNTANTS,
CONSIDERING INDEPENDENCE AND EFFECTIVENESS AND IN LIGHT OF THE INDEPENDENT ACCOUNTANTS' ULTIMATE ACCOUNTABILITY TO THE COMMITTEE AND THE BOARD AND THE ULTIMATE AUTHORITY AND RESPONSIBILITY OF THE COMMITTEE AND THE BOARD TO SELECT, EVALUATE AND, WHERE APPROPRIATE, REPLACE THE INDEPENDENT ACCOUNTANTS (OR TO NOMINATE THE INDEPENDENT ACCOUNTANTS TO BE PROPOSED FOR SHAREHOLDER APPROVAL IN ANY PROXY STATEMENT). THE COMMITTEE SHOULD ENSURE THAT THE INDEPENDENT
ACCOUNTANTS SUBMIT TO THE COMMITTEE PERIODICALLY A WRITTEN STATEMENT OF ALL RELATIONSHIPS BETWEEN THE INDEPENDENT ACCOUNTANTS AND THE CORPORATION, CONSISTENT WITH INDEPENDENCE STANDARDS BOARD STANDARD 1 AND ENGAGE IN ACTIVE DIALOG WITH THE INDEPENDENT ACCOUNTANTS ABOUT ALL SIGNIFICANT RELATIONSHIPS THE ACCOUNTANTS HAVE WITH THE CORPORATION TO DETERMINE THE ACCOUNTANTS' INDEPENDENCE.

D. REVIEW THE PERFORMANCE OF THE INDEPENDENT ACCOUNTANTS AND CONSULT WITH THE INDEPENDENT ACCOUNTANTS OUT OF THE PRESENCE OF MANAGEMENT ABOUT INTERNAL CONTROLS AND THE COMPLETENESS AND ACCURACY OF THE CORPORATION'S FINANCIAL STATEMENTS. THE COMMITTEE'S REVIEW SHOULD INCLUDE THE MATTERS REQUIRED TO BE DISCUSSED BY STATEMENT ON AUDITING STANDARDS NO. 61 AND AN EXPLANATION FROM THE INDEPENDENT ACCOUNTANTS OF THE FACTORS CONSIDERED BY THE INDEPENDENT ACCOUNTANTS IN DETERMINING THE AUDIT'S SCOPE. THE ACCOUNTANTS SHOULD CONFIRM THAT NO LIMITATIONS HAVE BEEN PLACED ON THE SCOPE OR NATURE OF THE AUDIT. THE COMMITTEE SHOULD RECOMMEND TO THE BOARD WHETHER THE AUDITED FINANCIAL STATEMENTS SHOULD BE CONTAINED IN THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB TO BE FILED WITH THE SEC.

E. REVIEW WITH MANAGEMENT, THE INDEPENDENT ACCOUNTANTS AND THE INTERNAL AUDIT REPRESENTATIVE ANY DIFFICULTIES OR DISAGREEMENTS ENCOUNTERED DURING THE COURSE OF THE AUDIT, AS WELL AS ANY IMPROVEMENTS THAT COULD BE MADE IN THE AUDIT OR INTERNAL CONTROL PROCEDURES.

F. REVIEW, WITH THE CORPORATION'S COUNSEL, ANY LEGAL COMPLIANCE OR ETHICAL MATTERS, INCLUDING SECURITIES TRADING POLICIES, THAT COULD HAVE A SIGNIFICANT IMPACT ON THE CORPORATION'S FINANCIAL STATEMENTS.

G. PREPARE A REPORT TO BE INCLUDED IN THE PROXY STATEMENT FOR THE CORPORATION'S ANNUAL MEETING OF SHAREHOLDERS, AS REQUIRED BY THE REGULATIONS OF THE SEC.

H. PERFORM ANY OTHER ACTIVITIES CONSISTENT WITH THIS CHARTER, THE CORPORATION'S CODE OF REGULATIONS AND GOVERNING LAW, AS THE COMMITTEE OR THE BOARD DEEMS NECESSARY OR APPROPRIATE.


WHILE THE COMMITTEE HAS THE RESPONSIBILITIES AND POWERS SET FORTH IN THIS CHARTER, IT IS NOT THE DUTY OF THE COMMITTEE TO PLAN OR CONDUCT AUDITS OR TO DETERMINE THAT THE CORPORATION'S FINANCIAL STATEMENTS ARE COMPLETE AND ACCURATE AND PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THAT IS THE RESPONSIBILITY OF MANAGEMENT AND THE CORPORATION'S INDEPENDENT ACCOUNTANTS.

                REVOCABLE PROXY - HOME CITY FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
              BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

THE UNDERSIGNED SHAREHOLDER OF HOME CITY FINANCIAL CORPORATION ("HCFC") HEREBY CONSTITUTES AND APPOINTS DON E. LYNAM AND JO ANN HOLDEMAN, OR EITHER ONE OF THEM, THE PROXY OR PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF HCFC TO BE HELD AT THE SPRINGFIELD INN, 100 S. FOUNTAIN AVENUE, SPRINGFIELD, OHIO, ON APRIL 25, 2001, AT 3:00 P.M., LOCAL TIME (THE "ANNUAL MEETING"), ALL OF THE SHARES OF HCFC THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING, OR AT ANY ADJOURNMENT THEREOF, ON EACH OF THE FOLLOWING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1.    THE  ELECTION  OF  FIVE  DIRECTORS  FOR  THE  TERM  EXPIRING  IN  2002:


[     ]  FOR  ALL  NOMINEES           [      ]  WITHHOLD  AUTHORITY
         LISTED  BELOW                          TO  VOTE  FOR  ALL NOMINEES
        (EXCEPT  AS  MARKED  TO  THE            LISTED  BELOW:
        CONTRARY  BELOW):


GLENN  W.  COLLIER  JOHN  D. CONROY   JAMES FOREMAN

TERRY A. HOPPES  DOUGLAS  L. ULERY

(INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT
THAT  NOMINEE'S  NAME  ON  THE  LINE  PROVIDED  BELOW.)

--------------------------------------------------------------------------------

2. THE RATIFICATION OF THE SELECTION OF DIXON, FRANCIS, DAVIS & COMPANY, CERTIFIED PUBLIC ACCOUNTANTS, AS THE AUDITORS OF HCFC FOR THE CURRENT FISCAL YEAR.






[     ]  FOR  [     ]  AGAINST  [     ]  ABSTAIN




3.      IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE  ANNUAL  MEETING  OR  ANY  ADJOURNMENTS
THEREOF.

        IMPORTANT:  PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

THIS REVOCABLE PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

ALL PROXIES PREVIOUSLY GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF HCFC AND OF THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.


--------------                           ---------------------------------------
DATE                                     SIGNATURE

-------------                            ---------------------------------------
DATE                                     SIGNATURE

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE:  PLEASE  SIGN  YOUR  NAME  EXACTLY  AS  IT  APPEARS  ON THIS PROXY.  JOINT
ACCOUNTS REQUIRE ONLY ONE SIGNATURE. IF YOU ARE SIGNING THIS PROXY AS AN ATTORNEY, ADMINISTRATOR, AGENT, CORPORATION, OFFICER, EXECUTOR, TRUSTEE OR GUARDIAN, ETC., PLEASE ADD YOUR FULL TITLE TO YOUR SIGNATURE.